SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2005

STANDARD MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	0-20882	35-1773567

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10689 North Pennsylvania, Indianapolis, Indiana	46280

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (317) 574-6200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.02 Termination of a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
PRESS RELEASE DATED 1/21/2005

Item 1.02 – Termination of a Material Definitive Agreement.

     On January 21, 2005, Standard Management Corporation issued the attached press release to announce that it had terminated the Stock Purchase Agreement dated August 13, 2004 whereby it was to acquire all of the outstanding capital stock of iCare Medical Supply, Inc., iCare Pharmacy, Inc., iCare Diabetic Supply, Inc., QCare Diabetic Supply, Inc. and Diabetic Care & Supply, Inc. from the shareholders of those entities.

Item 9.01 – Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this Report:

     99.1 – Press Release of Standard Management Corporation (January 21, 2005)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MANAGEMENT CORPORATION

	By:	/s/ Stephen M. Coons

Name: Stephen M. Coons Title: Executive Vice President and General Counsel

Dated: January 21, 2005

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